                                                                   Exhibit 99.41

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  OCTOBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-8

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly
          Payments:

                                                  Pool 1             Pool 2
                                                  ------             ------

          (a) Principal ................    $    257,666.29     $     93,791.62
                                            ---------------     ---------------
          (b) Interest .................    $  2,231,209.97     $    836,930.18
                                            ---------------     ---------------
          (c) Total ....................    $  2,488,876.26     $    930,721.80
                                            ---------------     ---------------

     2.   Aggregate Monthly Payments
          Received and Monthly Advances
          made this month:

          (a) Principal ................    $    257,666.29     $     93,791.62
                                            ---------------     ---------------
          (b) Interest .................    $  2,168,160.20     $    810,329.21
                                            ---------------     ---------------
          (c) Total ....................    $  2,425,826.49     $    904,120.83
                                            ---------------     ---------------

     3.   Aggregate Partial Principal
          Prepayment received
          and applied in prior month: ..    $     61,155.13     $     14,605.58
                                            ---------------     ---------------

     4.   Aggregate Principal

          Prepayments in full in prior
          month:

                                                  Pool 1             Pool 2
                                                  ------             ------

          (a) Principal ................    $  1,047,996.27     $          0.00
                                            ---------------     ---------------
          (b) Interest .................    $      7,151.09     $          0.00
                                            ---------------     ---------------
          (c) Total ....................    $  1,055,147.36     $          0.00
                                            ---------------     ---------------

     5.   Aggregate Insurance Proceeds
          for prior month:

          (a) Principal ................    $          0.00     $          0.00
                                            ---------------     ---------------
          (b) Interest .................    $          0.00     $          0.00
                                            ---------------     ---------------
          (c) Total ....................    $          0.00     $          0.00
                                            ---------------     ---------------

     6.   Aggregate Liquidation Proceeds
          for the prior month:

          (a) Principal ................    $          0.00     $          0.00
                                            ---------------     ---------------
          (b) Interest .................    $          0.00     $          0.00
                                            ---------------     ---------------
          (c) Total ....................    $          0.00     $          0.00
                                            ---------------     ---------------

     7.   Aggregate Purchase Prices for
          Defaulted and Modified
          Mortgage Loans:

          (a) Principal ................    $          0.00     $    348,748.78
                                            ---------------     ---------------
          (b) Interest .................    $          0.00     $      2,180.12
                                            ---------------     ---------------
          (c) Total ....................    $          0.00     $    350,928.90
                                            ---------------     ---------------

     8.   Aggregate Purchase Prices (and
          subsitution adjustments) for
          Defective Mortgage Loans:

          (a) Principal ................    $          0.00     $          0.00
                                            ---------------     ---------------
          (b) Interest .................    $          0.00     $          0.00
                                            ---------------     ---------------
          (c) Total ....................    $          0.00     $          0.00

                                            ---------------     ---------------

     9.   Pool Scheduled Principal
          Balance ......................    $342,169,850.31     $127,314,000.99
                                            ---------------     ---------------

     10.  Available Funds: .............    $  3,542,128.98     $  1,269,655.31
                                            ---------------     ---------------

     11.  Realized Losses for Prior
          Month: .......................    $          0.00     $          0.00
                                            ---------------     ---------------

     12.  Aggregrate Realized Losses and
          Debt Service Reductions:

                                                  Pool 1             Pool 2
                                                  ------             ------

           (a) Deficient Valuations ....    $          0.00     $          0.00
                                            ---------------     ---------------
           (b) Special Hazard Losses ...    $          0.00     $          0.00
                                            ---------------     ---------------
           (c) Fraud Losses ............    $          0.00     $          0.00
                                            ---------------     ---------------
           (d) Excess Bankruptcy Loss ..    $          0.00     $          0.00
                                            ---------------     ---------------
           (e) Excess Special Hazard
               Losses ..................    $          0.00     $          0.00
                                            ---------------     ---------------
           (f) Excess Fraud Losses .....    $          0.00     $          0.00
                                            ---------------     ---------------
           (g) Debt Service Reductions .    $          0.00     $          0.00
                                            ---------------     ---------------

     13.   Compensating Interest Payment:   $        289.01     $       2238.76
                                            ---------------     ---------------

     14.  Accrued Certificate Interest,
          unpaid Class Interest
          Shortfalls and Pay-out Rate:

Class 1-A1 ...............  $    222,542.81   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A2 ...............  $    969,836.54   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A3 ...............  $     34,105.21   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A4 ...............  $    223,541.67   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A5 ...............  $    265,791.04   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-A6 ...............  $    153,420.73   $          0.00   $    7.25000000%

                            ---------------   ---------------   ---------------
Class 1-A7 ...............  $     77,475.42   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-S ................  $    112,614.65   $          0.00   $    0.47831498%
                            ---------------   ---------------   ---------------
Class 1-M ................  $     42,175.77   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B1 ...............  $     26,359.85   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B2 ...............  $     21,087.89   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B3 ...............  $     11,598.34   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B4 ...............  $      6,326.36   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 1-B5 ...............  $      8,435.16   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------

Class 2-A1 ...............  $    351,196.19   $          0.00   $    7.25000000%
                            ---------------   ---------------   ---------------
Class 2-A2 ...............  $     29,743.75   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-A3 ...............  $     74,766.39   $          0.00   $    7.00000000%
                            ---------------   ---------------   ---------------
Class 2-A4 ...............  $    144,147.45   $          0.00   $    5.47983919%
                            ---------------   ---------------   ---------------
Class 2-A5 ...............  $     83,379.73   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-M ................  $     16,270.93   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B1 ...............  $     10,169.33   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B2 ...............  $      8,135.46   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B3 ...............  $      4,474.51   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B4 ...............  $      2,440.63   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-B5 ...............  $      3,254.19   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-R ................  $          0.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------
Class 2-RL ...............  $          0.00   $          0.00   $    7.50000000%
                            ---------------   ---------------   ---------------

     15.  Accrual Amount Class 2-A4 ........................    $     84,530.65
                                                                ---------------

     16.  Principal Distribution Amount:

Class 1-A1 ....   $    276,529.92             Class 2-A1 . ..    $    396,449.33
                  ---------------                                ---------------
Class 1-A2 ....   $  1,044,967.41             Class 2-A2 ....    $          0.00

                  ---------------                                ---------------
Class 1-A3 ....   $          0.00             Class 2-A3 ....    $     84,530.65
                  ---------------                                ---------------
Class 1-A4 ....   $          0.00             Class 2-A4 ....    $     45,675.44
                  ---------------                                ---------------
Class 1-A5 ....   $          0.00             Class 2-A5 ....    $      9,775.35
                  ---------------                                ---------------
Class 1-A6 ....   $     19,022.35             Class 2-M .....    $      1,907.59
                  ---------------                                ---------------
Class 1-A7 ....   $      9,606.03             Class 2-B1 ....    $      1,192.24
                  ---------------                                ---------------
Class 1-PO ....   $      2,311.42             Class 2-B2 ....    $        953.79
                  ---------------                                ---------------
Class 1-M .....   $      5,229.29             Class 2-B3 ....    $        524.59
                  ---------------                                ---------------
Class 1-B1 ....   $      3,268.31             Class 2-B4 ....    $        286.14
                  ---------------                                ---------------
Class 1-B2 ....   $      2,614.65             Class 2-B5 ....    $        381.51
                  ---------------                                ---------------
Class 1-B3 ....   $      1,438.06             Class 2-R .....    $          0.00
                  ---------------                                ---------------
Class 1-B4 ....   $        784.39             Class 2-RL ....    $          0.00
                  ---------------                                ---------------
Class 1-B5 ....   $      1,045.86
                  ---------------                                ---------------

     17.  Additional Distributions to the Class R Certificate   $          0.00
                                                                ---------------

     18.  Additional Distributions to the Class RL Certificate  $             0
                                                                ---------------

     19.  Certificate Interest Rate of:

               Class 1-S ...................................       0.4783149776
                                                                ---------------
               Class 2-A4 ..................................       0.3374896544
                                                                ---------------

     B.   Other Amounts for such
          Distribution Date:                         Pool 1            Pool 2
                                                     ------            ------

     1. Senior Percentage: ...................    94.37710000%      94.32163000%
                                              ---------------   ---------------

     2. Group I Senior Percentage: ...........    83.18320300%      83.74032700%
                                              ---------------   ---------------

     3. Group II Senior Percentage: ..........    11.19389700%      10.58130300%
                                              ---------------   ---------------

     4. Senior Prepayment Percentage: ........   100.00000000%     100.00000000%
                                              ---------------   ---------------


     5. Group I Senior Prepayment Percent ....   100.00000000%     100.00000000%
                                              ---------------   ---------------

     6. Group II Senior Prepayment Percent ...     0.00000000%       0.00000000%
                                              ---------------   ---------------

     7. Junior Percentage: ...................     5.62290000%       5.67837000%
                                              ---------------   ---------------

     8. Junior Prepayment Percentage: ........     0.00000000%       0.00000000%
                                              ---------------   ---------------

     9. Subordinate Certificate Writedown: ...           0.00              0.00
                                              ---------------   ---------------

    10. Class 2-A5 Writedown:  ..............................              0.00
                                                                ---------------

     11.  Prepayment Triggers satisfied:

                                                  YES                NO
                                                  ---                --

          Class 1-B1......                         X
                                            ---------------   ---------------
          Class 1-B2......                         X
                                            ---------------   ---------------
          Class 1-B3......                         X
                                            ---------------   ---------------
          Class 1-B4......                         X
                                            ---------------   ---------------
          Class 1-B5......                         X
                                            ---------------   ---------------

          Class 2-B1......                         X
                                            ---------------   ---------------
          Class 2-B2......                         X
                                            ---------------   ---------------
          Class 2-B3......                         X
                                            ---------------   ---------------
          Class 2-B4......                         X
                                            ---------------   ---------------
          Class 2-B5......                         X
                                            ---------------   ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                       GE CAPITAL MORTGAGE SERVICES, INC.


                                       By: /s/ Karen Pickett

                                          --------------------------------
                                          Karen Pickett
                                          Vice-President,
                                          Investor Operations